UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2009

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         000-31635                                       95-4333817
    (Commission File No.)                      (IRS Employer Identification No.)

                                130 Baytech Drive
                           San Jose, California 95134
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS. ELECTION OF DIRECTORS;
APPOINTMENTS OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On May 11, 2009, Endwave Corporation ("Endwave") received notice from David
M. Hall, Senior Vice President and General Manager, Defense & Security Products, that he intends to resign his position with Endwave. Mr. Hall's last day of employment with Endwave will be May 15, 2009. Mr. Hall will be joining Microsemi Corporation, a company that recently acquired Endwave's defense & security business.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENDWAVE CORPORATION

Dated: May 15, 2009                     By:    /s/ BRETT W. WALLACE
                                               ---------------------------------
                                               Brett W. Wallace
                                        Title: Executive Vice President &
                                               Chief Financial Officer